Exhibit 32.1

 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of MyDx, Inc. (the “Company”), on Form 10-Q/A for the period ended March 31, 2018, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Daniel R. Yazbeck, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q/A for the period ended March 31, 2018, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q/A for the period ended March 31, 2018, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 22, 2018	By:	/s/ Daniel R. Yazbeck
Daniel R. Yazbeck
Chief Executive Officer and Chief Financial Officer